                                                                    Exhibit 99.7

                                                                  Execution Copy

                        RECONSTITUTED SERVICING AGREEMENT

          THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of June, 2006, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), and GMAC MORTGAGE CORPORATION, a Pennsylvania corporation (the "Servicer" or the "Company"), having an office at 100 Witmer Road, Horsham, Pennsylvania 19044, recites and provides as follows:

                                    RECITALS

          WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain fixed rate, conventional, first lien residential mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer pursuant to the Master Mortgage Loan Sale and Servicing Agreement dated as of June 1, 2005, as amended as of August 16, 2005, and as further amended by that certain Amendment Regulation AB dated as of March 1, 2006 ("Amendment Reg AB" and collectively, the "Sale and Servicing Agreement"), which Sale and Servicing Agreement is annexed as Exhibit B hereto.

          WHEREAS, pursuant to an Assignment and Assumption Agreement, dated June 1, 2006 (the "Assignment and Assumption Agreement"), annexed as Exhibit E hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the Sale and Servicing Agreement and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the Master Mortgage Loan Purchase Agreement.

          WHEREAS, the Seller has conveyed certain mortgage loans as identified on Exhibit C hereto (the "Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to U.S. Bank National Association, as trustee (the "Trustee"), pursuant to a trust agreement, dated as of June 1, 2006 (the "Trust Agreement"), among the Trustee, Aurora Loan Services LLC, as master servicer ("Aurora," and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), and SASCO.

          WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for the Seller pursuant to the Sale and Servicing Agreement.

          WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder as permitted under Section 10.02 of the Sale and Servicing Agreement, as amended hereby and subject to the other conditions set forth herein.

          WHEREAS, the Seller and the Servicer agree that the provisions of the Sale and Servicing Agreement shall continue to apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such


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Mortgage Loans remain subject to the provisions of the Trust Agreement and until the Transfer Date.

          WHEREAS, the Seller and the Servicer agree that if a successor servicer is appointed pursuant to the terms of this Agreement, the Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by the Seller herein.

          WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

          WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

          1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Sale and Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Sale and Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

          2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated June 1, 2006, between U.S. Bank National Association and the Trustee.

          3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Sale and Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Sale and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

          4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the LXS 2006-10N Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the Sale and Servicing Agreement to enforce the obligations of the Servicer under the Sale and Servicing Agreement and the term "Initial Owner" or "Owner" as used in the Sale and Servicing Agreement in connection with any rights of the Initial Owner or Owner shall refer to the Trust Fund or, as the context requires, the


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Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section
9.01 of the Sale and Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the Sale and Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

          5. Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto. The Servicer hereby restates as of the Closing Date the representations and warranties made in Section 3.01.

          6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

          All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

          Aurora Loan Services LLC
          327 Inverness Drive South
          Englewood, Colorado 80012
          Mail Stop Code - 3195
          Attention: Jerald W. Dreyer - Master Servicing, LXS 2006-10N
          Telephone: (303) 632-3422
          Telecopier: (303) 632-3123

          All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:


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          JPMorgan Chase Bank
          New York, New York
          ABA#: 021-000-021
          Account Name: Aurora Loan Services LLC, Master Servicing Payment
                        Clearing Account
          Account No.: 066-611059
          Beneficiary: Aurora Loan Services LLC
          For further credit to: LXS 2006-10N

          All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

          U.S. Bank National Association
          One Federal Street
          Boston, M.A. 02110
          Attention: Corporate Trust Services
          Reference: LXS 2006-10N
          Telephone: (617) 603-6413
          Telecopier: (617) 603-6638

          All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

          Lehman Brothers Holdings Inc.
          745 Seventh Avenue, 7th Floor
          New York, New York 10019
          Attention: Leslee Gelber
          Telephone: (212) 526-5861
          E-mail: lgelber@lehman.com

          With a copy to:

          Dechert LLP
          2929 Arch Street
          Philadelphia, PA 19104
          Attention: Steven J. Molitor, Esq.

          All notices required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

          GMAC Mortgage Corporation
          100 Witmer Road
          Horsham, PA 19044
          Attention: Frank Ruhl
          Telephone: (215) 682-1401
          Email: frank.ruhl@gmacm.com


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          7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

          8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

          9. NIMS Insurer. In addition to the terms and conditions set forth in this Agreement, any and all rights of the Master Servicer and Trustee to receive notices from the Servicer pursuant to this Agreement shall hereby be equally granted to the NIMS Insurer. The Master Servicer or the Trustee shall notify the Servicer in writing of the name and address of the NIMS insurer and the name and telephone number of the appropriate contact employee of the NIMS Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer and the Trustee pursuant to this Agreement, the Servicer must also obtain such consent from the NIMS Insurer. Notwithstanding any other provision in this Agreement, the Trust Fund shall hold harmless and indemnify the Servicer for any failure of the NIMS Insurer to comply with the provisions of this Agreement. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMS Insurer receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the NIMS Insurer as if it was a party to this Agreement, and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if it was a party to this Agreement. The parties hereto agree to cooperate in good faith to amend this Agreement in accordance with the terms hereof to include such other provisions as may be reasonably requested by the NIMS Insurer. Notwithstanding the foregoing, all rights of the NIMS Insurer set forth in this Agreement shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

          "NIM Security" shall mean any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class 1-X or Class 2-X Certificates issued by the Trust Fund.

          "NIMS Insurer" shall mean collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMS Transaction.

          "NIMS Transaction" shall mean any transaction in which NIM Securities are secured, in part, by the payments on the Class 1-X or Class 2-X Certificates issued by the Trust Fund.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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          Executed as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.,
                                           as Seller


                                        By:
                                            ------------------------------------
                                            Name: Ellen Kiernan
                                            Title: Authorized Signatory


                                        GMAC MORTGAGE CORPORATION,
                                           as Servicer


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

ACKNOWLEDGED BY:

AURORA LOAN SERVICES LLC,
   as Master Servicer


By:
    ---------------------------------
Name: Jerald W. Dreyer
Title: Vice President


U.S. BANK NATIONAL ASSOCIATION
   as Trustee and not individually


By:
    ---------------------------------
Name: Maryellen Hunter
Title: Assistant Vice President

                                    EXHIBIT A

                Modifications to the Sale and Servicing Agreement

1. Unless otherwise specified herein, any provisions of the Sale and Servicing Agreement, including definitions, relating to Whole-Loan Transfers, Pass-Through Transfers, Closing Dates, Cut-off Dates and First Remittance Dates shall be disregarded. Unless otherwise specified herein, for purposes of this Agreement, the exhibits to the Sale and Servicing Agreement and all references to such exhibits shall also be disregarded.

2. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

          "Custodial Agreement" means the Trust Agreement.

3. The definition of "Determination Date" in Article I is hereby amended in its entirety to read as follows:

          "Determination Date" means the 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

4. The definition of "Due Period" in Article I is hereby amended in its entirety to read as follows:

          "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

5. The definition of "Eligible Depository Institution" in Article I is hereby amended in its entirety to read as follows:

          "Eligible Depository Institution": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by S&P, or whose long-term unsecured debt obligations are rated at least "AA-" by S&P if the deposits are to be held in the account for no more than 365 days or whose commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least "A-2" by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

6. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

          "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

               (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

               (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

               (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be

          Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

               (vi) a Qualified GIC;

               (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

               (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then-current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (1) a right to receive only interest payments with respect to the obligations underlying such instrument or (2) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

7. The definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "GMAC" and to read as follows:

          "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

8. The definition of "Mortgage Loan" in Article I is hereby amended in its entirety to read as follows:

          "Mortgage Loan": An individual Mortgage Loan which has been purchased from the Company by Lehman Brothers Holdings and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

9. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

          "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit C to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Company by Lehman Brothers Holdings pursuant to the Sale and Servicing Agreement.

10. The definition of "P&I Advance" in Article I is hereby amended in its entirety to read as follows:

          "P&I Advance": With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous P&I Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Company, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Company determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Company forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Company which may support such determinations.

11. The definition of "Prepayment Interest Shortfall" in Article I is hereby amended in its entirety to read as follows:

          "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee for Principal Prepayments in full) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

12. The definition of "Qualified GIC" in Article I is hereby added to immediately follow the definition of "Qualified Appraiser" and to read as follows:

          "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                    (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                    (b) provide that the Company may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                    (c) provide that if at any time the then-current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Company, the Company shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                    (d) provide that the Company's interest therein shall be transferable to any successor Company or the Master Servicer hereunder; and

                    (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

13. The definition of "Servicing Fee" in Article I is hereby amended and restated in its entirety to read as follows:

          Servicing Fee: An amount equal to one-twelfth the product of (a) 0.25% per annum (the "Servicing Fee Rate") and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such

          Monthly Payment collected by the Company or as otherwise provided under this Agreement.

14.  Section 3.03 (Repurchase and Substitution) is hereby amended by:

     (i) adding the phrase "and the Master Servicer" after the phrase "inure to the benefit of the Owner" in the first paragraph of such Subsection; and

     (iii) adding the words "each of" after the word "indemnify" and the phrase "and the Master Servicer (and each of their respective directors, officers, employees and agents)" after the words "the Owner" in the first sentence of the fourth paragraph of such Subsection.

15. Section 4.01 (Company to Act as Servicer) is hereby amended and restated in its entirety to read as follows:

               From the date of origination of the related Mortgage Loans to the related Closing Date, the Company shall have serviced the related Mortgage Loans in accordance with Customary Servicing Procedures. From and after the related Closing Date, the Company, as an independent contractor, shall service and administer the Mortgage Loans pursuant to this Agreement and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

               Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner, provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent and the Company has obtained the prior written consent of the Owner) the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. With respect to a Reconstitution Agreement, in the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. With the approval of the Master Servicer, the Company shall be entitled to reimbursement for such advances only to the same extent as for P&I Advances made pursuant to Section 5.03 hereunder. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Owner shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

               Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

               In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Customary Servicing Procedures where such practices do not conflict with the requirements of this Agreement, and the Owner's reliance on the Company.

               Absent written consultation and approval by the Owner, as specified in this Section 4.01, the Company may take actions relative to the servicing and administration of the Mortgage Loans that are consistent with Customary Servicing Procedures.

16. The parties hereto acknowledge that references to the "Owner" in the first paragraph of Section 4.02 shall refer to the Master Servicer, except that the expense of any environmental inspection or review at the request of the Master Servicer shall be an expense of the Trust Fund.

17.  The parties hereto acknowledge that (i) the Custodial Account referenced in
     Section 4.04 shall be titled "GMAC Mortgage Corporation in trust for U.S. Bank National Association, as trustee for LXS 2006-10N" and (ii) references to the Cutoff Date shall mean the close of business on June 1, 2006.

18. Section 4.04 (Establishment of Custodial Account; Deposits in Custodial Account" shall be amended by replacing the phrase "on a daily basis" in the first line of the second paragraph of such Section with the phrase "within two Business Days after receipt".

19.  The parties hereto acknowledge that (i) the Escrow Account referenced in
     Section 4.06 shall be titled "GMAC Mortgage Corporation in trust for U.S. Bank National Association, as trustee for LXS 2006-10N."

20. Section 4.09 (Transfer of Accounts) is hereby amended by adding the following sentence at the end of such Section:

          The Company shall give notice to the Master Servicer of any change in the location of the Custodial Account no later than 30 days after any such transfer is made and deliver to the Master Servicer a certification notice in the form of Exhibit B or Exhibit C, as applicable, with respect to such Eligible Account.

21. Section 4.14 (Title, Management and Disposition of REO Property) is hereby amended by (i) adding two new paragraphs after the second paragraph thereof to read as follows:

          In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

          Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          (ii) adding the following to the end of such Section:

          Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

22. Section 5.02 (Statements to the Owner) is hereby amended and restated in its entirety as follows:

     Section 5.02 Statements to the Master Servicer.

          The Company shall deliver or cause to be delivered to the Master Servicer executed copies of the custodial and escrow account letter agreements pursuant to Sections 4.04 and 4.06 within 30 days of the Closing Date.

          Not later than the tenth calendar day of each month (or, if such tenth day is not a Business Day, the following Business Day), the Company shall furnish to the Master Servicer (a) a monthly remittance and reporting format in the format currently being used and mutually agreed upon by the Company and by the Master Servicer as to the accompanying remittance and the period ending on the last day of the preceding Determination Date and
     (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

          Beginning with calendar year 2007, the Company shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2006 and the portion of subsequent tax years for which the Company has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Company shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

23. Section 5.03 (P&I Advances by the Company) is hereby amended and restated in its entirety as follows:

          On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to
     Section 4.01. Any amounts held for future distribution and so used to make P&I Advances shall be replaced by the Company by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date. The Company's obligation to make such P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Company deems such P&I Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Company delivered to the Master Servicer.

24. Section 6.03 (Servicing Compensation) is hereby amended by adding the following sentence at the end of such Section:

               The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

25. Section 6.04 (Annual Statement as to Compliance) is hereby amended by (i) replacing "Owner" with "Lehman Brothers Holdings and Master Servicer", (ii) replacing "March 31 of each year" with "the 15th day of March of each year" and (iii) replacing "March 31, 2004" with "March 15, 2006".

26. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby deleted in its entirety.

27.  A new Section 6.09 is hereby added to this Agreement to read as follows:

          (a) By March 15th of each year (or if not a Business Day, the immediately preceding Business Day), commencing with March 15, 2007, an officer of the Company shall execute and deliver an Officer's Certificate in the form of Exhibit D attached hereto, signed by an officer of the Company, to the Master Servicer and the Depositor for the benefit of such Master Servicer and such Depositor and their respective officers, directors and affiliates.

28. Sections 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                    The Company shall indemnify the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that any of such parties may sustain directly resulting from the failure of the Company to perform its duties and service the Mortgage Loans in material compliance with the terms of this Agreement. The Company immediately shall notify Lehman Brothers Holdings, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of the Company to service and administer the Mortgage Loans in material compliance with the terms of this Agreement.

                    The Trust Fund shall indemnify the Company and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Company may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                    In the event a dispute arises between an indemnified party and the Company with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

29.  Section 9.01 (Events of Default) is hereby amended as follows:

     (a) Amending Subsection 9.01(vii) in its entirety to read as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days after the absence of such approval; or"

     (b) Replacing the last paragraph thereof with the following:

                    Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor Company appointed by the Lehman Brothers Holdings and the Master Servicer. Upon written request from the Seller, the Company shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with Lehman Brothers Holdings and the Master Servicer and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

30. The parties hereto acknowledge that the word "Owner" in Section 9.02 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

31. Section 10.02 (Termination Without Cause) is hereby amended by replacing the first paragraph thereof with the following paragraphs:

          Section 10.02 Termination Without Cause.

                    This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Trust Fund (or advances by the Company for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Company, Lehman Brothers Holdings and the Master Servicer in writing or (iii) at the sole option of the Lehman Brothers Holdings, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Company by registered mail to the address set forth at the beginning of this Agreement. The Master Servicer, the Trustee and the Company shall comply with the termination procedures set forth in Article X.

                    In connection with any such termination referred to in clause (ii) above, Lehman Brothers Holdings will be responsible for reimbursing the Company for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

                    In connection with any such termination referred to in clause (iii) above, Lehman Brothers Holdings will be responsible for paying a sum, as liquidated damages, in an amount equal to (I) two percent (2%) of the aggregate Assumed Principal Balance of the Mortgage Loans (as defined herein) if such written notice is received by the Company on or before the Business Day five years from the date such Mortgage Loans were sold by the Company to Lehman Brothers Holdings or (II) one percent (1%) of the aggregate Assumed Principal Balance of the Mortgage Loans if such written notice is received by the Company after the Business Day five years from the date such Mortgage Loans were sold by the Company to Lehman Brothers Holdings (either amount shall be referred to as "Liquidated Damages").

32. Section 11.01 (Successor to the Company) is hereby amended in its entirety to read as follows:

                    Simultaneously with the termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 8.03, 9.01 or 10.01(a)(ii), the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and (iii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 11.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Article III shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

                    Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                    Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 10.01 or 10.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

                    Within three (3) Business Days of the appointment of a successor servicer, the Company shall deliver to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                    Upon a successor's acceptance of appointment as such, the Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                    Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Company or resignation of the Company or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Company from its own funds without reimbursement.

33.  A new Section 11.14 is hereby added to read as follows:

          Section 11.14 Intended Third Party Beneficiaries.

               Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer, the Depositor and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer, the Depositor and the Trustee as if they were parties to this Agreement, and the Master Servicer, the Depositor and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer, the Depositor and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

34. Section 2(a) of Amendment Reg AB (Intent of the Parties; Reasonableness) is hereby amended as follows:

          (a) The first paragraph of such subsection is amended by (1) replacing the words "the Purchaser and any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" and (2) by replacing the words "the Purchaser or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer"; and

          (b) The second paragraph of such subsection is amended by (1) replacing the words "Neither the Purchaser nor any Depositor" with "None of the Trust Fund, the Depositor, the Trustee and the Master Servicer," (2) by replacing the words

          "the Purchaser or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance, (3) by replacing the words "the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer to deliver to such party (including any of its assignees or designees)," and (4) by replacing the words "the Purchaser or such Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer."

35. Section 2(b) of Amendment Reg AB (Additional Representations and Warranties of the Company) is hereby amended as follows:

          (a) by replacing the words "the Purchaser and to any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance;

          (b) by replacing the words "the Purchaser or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance;

          (c) by replacing the words "the Purchaser or such Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance; and

          (d) by replacing the words "by the related Depositor" with "by the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance.

          (e) by replacing in its entirety the words in subsection (vii) of Section (b)(i) of Amendment Reg AB with the words "there are no affiliations, relationships or transactions of a type described in
          Item 1119 of Regulation AB relating to the Company or any Subservicer with respect to any party listed on Exhibit F hereto."

36. Section 2(c) (Information to Be Provided by the Company) is hereby amended as follows:

          (a) by replacing the words "the Purchaser or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance;

          (b) by replacing the words "the Purchaser and such Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance;

          (c) by replacing the words "the Purchaser and any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance;

          (d) by replacing the words "the Purchaser or Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance;

          (e) by replacing the words "the Purchaser or the Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance; and

          (f) by replacing the words "the Purchaser or such Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance.

          (g) by replacing the words in subsection (D) of Section 2(c) of Amendment Reg AB with the words "a description of any affiliation or relationship between the Company, each Subservicer and any of the parties listed on Exhibit F hereto."

37. Section 2(d) of Amendment Reg AB (Servicer Compliance Statement) is hereby amended by replacing the words "the Purchaser and the Depositor" and the words "the Purchaser and such Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance.

38. Section 2(e) of Amendment Reg AB (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

          (a) the first paragraph after subparagraph (D) of such section is hereby amended by (1) replacing the words "Neither the Purchaser nor any Depositor" with "None of the Trust Fund, the Depositor, the Trustee and the Master Servicer" and (2) replacing the words "unless a Depositor" with "unless such party";

          (b) by replacing the words "each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Agreement" in both instances with "all of the Servicing Criteria specified on Exhibit B hereto;"

          (c) by replacing the words "the Purchaser and any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance;

          (d) by replacing the words "the Purchaser and such Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance;

          (e) by replacing the words "the Purchaser or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance; and

          (f) by replacing the words "the Purchaser, any Depositor and any other Person" with "the Trust Fund, the Depositor, the Trustee, the Master Servicer and any other Person" in each instance.

39. Section 2(f) of Amendment Reg AB (Use of Subservicers and Subcontractors) is hereby amended as follows:

          (a) by replacing the words "the Purchaser or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance;

          (b) by replacing the words "the Purchaser and any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance; and

          (c) by replacing the words "the Purchaser and such Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance.

40.  Section 2(g) (Indemnification) is hereby amended as follows:

          (a) by replacing the words "the Purchaser, any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance;

          (d) by replacing the words "the Purchaser or Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance; and

          (c) by replacing the words "Neither the Purchaser nor any Depositor" with "None of the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance.

41. Exhibit B of Amendment Reg AB (Servicing Criteria to be Addressed in Assessment of Compliance) is hereby replaced in its entirety with the following:

                                    EXHIBIT B

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                                                                                 APPLICABLE
                                    SERVICING CRITERIA                                       SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------
    REFERENCE                                     CRITERIA
---------------------------------------------------------------------------------------------------------------
                                       GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or               X
                   other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties,              X
                   policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the                X
                   party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                            CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial            X
                   bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an              X
                   investor are made only by authorized personnel.

                                                                                                 APPLICABLE
                                    SERVICING CRITERIA                                       SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------
    REFERENCE                                     CRITERIA
---------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or               X
                   distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts            X
                   or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository             X
                   institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.


1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.              X

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed               X
                   securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                   mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                            INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission,             X
                   are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations;
                   and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                   Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with             X
                   timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days              X
                   to the Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with                  X
                   cancelled checks, or other form of payment, or custodial bank statements.

                                 POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by              X
                   the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the             X
                   transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made,               X
                   reviewed and approved in accordance with any conditions or requirements in the transaction agreements.


1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance              X
                   with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

                                                                                                 APPLICABLE
                                    SERVICING CRITERIA                                       SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------
    REFERENCE                                     CRITERIA
---------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the                 X
                   Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage               X
                   loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.


1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,                      X
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.


1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period            X
                   a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans                X
                   with variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow                   X
                   accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance                    X
                   payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.


1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on            X
                   behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two                   X
                   business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized               X
                   and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                                         EXHIBIT B

                               Sale and Servicing Agreement

                                     See Exhibit 99.8

                                         EXHIBIT C

                                  Mortgage Loan Schedule

                                  [Intentionally Omitted]

                                         EXHIBIT D

                                        [Reserved]

                                         EXHIBIT E

                            Assignment and Assumption Agreement

                                  [Intentionally Omitted]

                                         EXHIBIT F

                                    TRANSACTION PARTIES

Trustee: U.S. Bank National Association

Securities Administrator: N/A

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: N/A

PMI Insurer: N/A

Interest Rate Swap Counterparty: N/A

Interest Rate Cap Counterparty: Lehman Brothers Special Financing Inc.

Servicers: Aurora Loan Services LLC, Bank of America, National Association, Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation, IndyMac Bank, F.S.B, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.

Originators: Aurora Loan Services LLC, Bank of America, National Association, Countrywide Home Loans, Inc., GMAC Mortgage Corporation, IndyMac Bank, F.S.B, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.

Custodian: Deutsche Bank National Trust Company, LaSalle Bank National Association, U.S. Bank National Association and Wells Fargo Bank, N.A.

Seller: Lehman Brothers Holdings Inc.


                                       E-1